EXHIBIT 23.2

                              INDEPENDENT AUDITORS


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 2, 2002, included in the Registration Statement on Form SB-2 and related prospectus of Stratabid.com, Inc. for the registration of shares of its common stock.


/s/ MANNING ELLIOTT


MANNING ELLIOTT, CHARTERED ACCOUNTANTS

Vancouver, Canada

July 25, 2002




































                                       1                        EXHIBIT 23.2